UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5637 La Ribera St.

Suite A

Livermore, CA 94550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 455-9400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $345.00	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 11, 2025, Advent Technologies Holdings, Inc. (“Advent” or the “Company”) issued a press release announcing that the European Climate, Infrastructure and Environment Executive Agency (CINEA) and Advent’s wholly owned Greek subsidiary, Advanced Energy Technologies S.A. have each signed the grant agreement for the Company’s monumental RHyno Project. The EU Innovation Fund grant will provide Advent with €34,534,318 in non-dilutive funding over the lifetime of the project, with funding to be received incrementally contingent upon completion of certain performance milestones.

The Advent Renewable Hydrogen Innovative Technologies (“RHyno”) project involves the establishment of infrastructure for developing innovative fuel cells, electrolysers, and their key components including Advent’s ground-breaking Membrane Electrode Assembly technology at a megawatt (MW) scale. RHyno aims to pioneer the use of innovative materials to enhance power density and lifespan while significantly reducing the weight and volume of power systems through a streamlined balance of plant.

The state-of-the-art facility is designed to optimize production processes, boost efficiency, and industrialize fuel cell and electrolyser technologies. These advancements are essential for decarbonizing carbon intense industries, such as the aviation, maritime and heavy-duty automotive sectors, which Advent believes will hold further potential for spillover to other sectors.

A copy of the press release is attached hereto as Exhibit 99.1. The information furnished under this Item 8.01, including the press release attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated March 11, 2025
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2025

Advent Technologies Holdings, Inc.

By:	/s/ Gary Herman
Name:	Gary Herman
Title:	Chief Executive Officer

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